UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8- K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: January 8, 2018

WOD Retail Solutions, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-11050	59-2181303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

720 S. Colorado Blvd., PH North

Denver, CO 80246

(Address of principal executive offices)

(702) 240-9378

(Issuer’s telephone number)

1550 Wewatta St.

Denver, CO 80202

(Former name or former address, if changed since last report)

Elite Data Services, Inc.

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the terms and conditions of the agreement described herein. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations about the Company’s future performance and the future performance of the entity being acquired, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in “Risk Factors” in the Company’s Annual Report on Form 10-K, and the Company’s recent Quarterly Reports, filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

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Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 3 to the Definitive Agreement

On or about January 8, 2018, the Company, WOD MARKET LLC, a Colorado limited liability company (“WOD”), and WOD Holdings Inc., a Delaware corporation (“WODH”) executed amendment No.3 to the definitive agreement (the “Amendment No.3”), pursuant to which the parties agreed to the following amended terms:

1. Effective Date. The Effective Date of the Amendment shall be retroactive as of March 14, 2017 (the “Effective Date”), with the same full force and effect as if executed on such date.

2. Amended Defined Terms.

(a) The defined term “DEAC” shall be replaced with “Company” as referenced in the Original Agreement, and Prior Amendments (as defined in the Amendment), in the relation to WOD Retail Solutions Inc. f/k/a Elite Data Services Inc.

(b) The defined term “Controlling Members” as referenced in the Original Agreement, and Prior Amendments, in the relation to the controlling ownership interest of WOD shall be amended to have the meaning “WODH” and not the Brenton Mix (“Mix”) and Taryn Watson (“Watson”) personally, pursuant to the Agreement and Plan of Reorganization (the “Reorg. Agreement”) dated March 7, 2017, in which Mix and Watson, the former controlling members, jointly and severally, transferred one hundred percent (100%) of their collective ownership interest in WOD to WODH, and thus relinquishing personal controlled of the ownership interest in WOD on such date, prior the Effective Date; the same date of execution of the JV Agreement.

3. Amended and Restated definition of Second Closing and Third and Final Closing in the Original Agreement. The definition of Second Closing and Third and Final Closing in the Original Agreement and in the Prior Amendments are hereby amended and restated as follows:

“Second Closing (also referred to herein as the Final Closing) shall be amended and replaced with the meaning of Final Closing, representing a closing on the Controlling Equity Ownership, as described and set forth in Schedule 1.1, as amended.”

4. Amended and Restated Section 1.1 of the Original Agreement. Section 1.1 of the Original Agreement and Prior Amendments are hereby amended and restated as follows:

“Section 1.1 Acquisition of WOD. Upon the terms and subject to the conditions set forth in this Agreement, Company shall acquire, from WODH, a certain percentage of the ownership interest in WOD (the “Equity Ownership”), equal to not less than sixty percent (60%) of the total Equity Ownership (the “Controlling Equity Ownership”), in two (2) separate closings, upon which WOD shall become a controlled subsidiary of Company, after the closing on the Controlling Equity Ownership has occurred, as described and set forth in Schedule 1.1 hereto.”

5. Amended and Restated Section 8.2(d) of the Original Agreement. Section 8.2(d) of the Original Agreement and Prior Amendments are hereby amended and restated as follows:

“(d) By either Company or WODH, if the closing on the Controlling Equity Ownership shall not have consummated before December 31, 2018; provided, however, that this Agreement may be extended by written mutual consent of Company and WODH, if such closing shall not have consummated as a result of Company or WODH having failed to receive all required regulatory approvals or consents with respect to this transaction or as the result of the entering of an order as described in this Agreement; and further provided, however, that the right to terminate this Agreement under this Section 8.2(d) shall not be available to any party whose failure to fulfill any obligations under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before this date;”

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6. Amended and Restated second paragraph of Section 8.3 of the Original Agreement. The second paragraph of Section 8.3 of the Original Agreement and the Prior Amendments are hereby amended and restated as follows:

“Notwithstanding the foregoing, on the date of termination, WODH shall have the right to either (a) request the conversion of a portion or the entire outstanding Principal Balance of the Note issued by WOD to Company into a proportional amount of WOD Units, in exchange for the delivery of the proportional New Company Shares represented by the Equity Exchanges, held in Trust (as hereinafter defined), in which Company shall retain any and all ownership interest in WOD Units owned and held as of such date (after the Note conversion), or (b) forfeit any and all proportional New Company Shares held in Trust (as hereinafter defined), and request Company to return all WOD Units owned and held as of such date, in exchange for a stock payment from WODH in an amount equal to the combined total of both (i) the outstanding Principal Balance of the Note owed to Company at such time, and (ii) a total of Two Hundred Dollars (USD $200,000) for the repurchase of the 200 WOD Units held by Company from the First Closing (the “Total Repayment Amount”), payable in a certain number of shares of common stock of WODH (the “WODH Common Stock”) equal to the Total Repayment Amount divided by the greater of $5.00 per share or the share price of the most recent offering of equity in WODH (e.g. $1,000,000 of Total Repayment Amount divided by $5.00 per share (the most recent offering price) = 200,000 shares of WODH Common Stock (as defined in Schedule 1.1 herein). Separately, Company shall still be required to repay any outstanding balance of Interim Financings provided by WOD as set forth in Schedule 1.4(c) herein. Upon the completion of a termination, neither party shall have any further obligations to the other thereafter, except as otherwise provided for herein in this Agreement.”

7. Amended and Restated Section 1.4(b) of Schedule 1.4 of the Original Agreement. Section 1.4(b) of Schedule 1.4 of the Original Agreement is hereby amended and restated as follows:

“(b) Books and Records. On or before the Final Closing as set forth in Schedule 1.1 herein, Company shall complete all necessary corporate actions to effect any and all outstanding Company corporate matters, including, but not limited to, SEC filing of Form 10K for the period ending December 31, 2017, and, all applicable Form 10Q for period ending March 31, 2018, Form 10Q for period ending June 30, 2018, Form 10Q for period ending September 30, 2018, and other documentation required for Company to be a compliant and fully reporting public company (the “ SEC Filing “), and WOD shall complete all necessary corporate actions to effect any and all outstanding WOD corporate matters, including, but not limited to, two (2) years of audit financials for period ending December 31, 2016, and December 31, 2017, and interim unaudited financial statement for the period ending the most recent financial quarter in 2018 prior to the Final Closing, in accordance with US GAAP (the “Books and Records”), in form acceptable to Company and its auditors. Separately, Company must be current with all federal tax return filings for periods ending 2013, 2014, 2015, 2016, 2017 and any other applicable year, and WOD must be current with all federal tax return filings.

8. Amended and Restated Schedules. Schedules 1.1 and 1.2 of the Original Agreement, as amended by the Prior Amendments shall be further amended and restated, as more fully described in Exhibit I, attached hereto and incorporated by reference as being a part of the Original Agreement, as amended.

9. Amendment to Joint Venture Agreement. The Joint Venture Agreement (the “Original JV Agreement”) shall be amended to reflect the applicable amendments set forth in this Amendment (the “Amendment No. 1 to JV Agreement”).

10. Prior Approval and Consent. The Parties, jointly and severely, do hereby provide prior written approval and consent in advance to certain financing activities, as follows:

(a) Company. The Company is permitted to engage in a series of debt and/or equity financings at its sole discretion in order to obtain the required funding needed to provide Additional Capital Contributions to WOD, pursuant to Schedule 1.1(iii) of Exhibit I hereto; and

(b) WOD. WOD is permitted to engage in a series of debt financings only at its sole discretion in order to obtain the required funding to expand the business, if Company and/or WODH is unable to provide additional working capital needed to operate the business; and

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(c) WODH. WODH is permitted to engage in a series of debt and/or equity financings at its sole discretion in order to obtain the required funding needed to advance funding to WOD in the event the Company is unable to provide Additional Capital Contributions to WOD, pursuant to Schedule 1.1(iii) of Exhibit I hereto, and/or WOD is unable to obtain debt financing directly.

Notwithstanding the forgoing, any and all financing activities commenced by any of the Parties shall not violate or create a default in the terms of Original Agreement, Prior Amendments, this third Amendment and the Amendment No. 1 to JV Agreement or in any way assign, sell, transfer, encumber or pledge the equity of WOD. If funding is provided by WODH, such advances shall be in the form of loans to the WOD under generally accepted lending practices and terms.

The Amendment No. 3 contained other terms and conditions and customary provisions not referenced in the above description.

The foregoing description of the Amendment No.3 is qualified in its entirety by reference to the Amendment No.3 filed as Exhibit 10.98 to this report and incorporated herein by reference.

Amendment No. 1 to Joint Venture Agreement to Exhibit I of Amendment No. 3 to the Definitive Agreement

On or about March 14, 2017, the Company and WOD Holdings Inc., a Delaware corporation (“WODH”) executed the first amendment (the “JV Amendment”) to the Joint Venture Agreement (the “Original JV Agreement”), dated March 14, 2017, pursuant to Exhibit I of the Amendment No. 3 to the Definitive Agreement (the “Amendment No. 3”), whereby the parties decided to enter into the JV Amendment in order to clarify certain implied terms of the Joint Venture which may not have otherwise been expressed in written form, and to further amend certain other terms of the Original JV Agreement, due to delays in Company’s ability to provide Additional Capital Contributions (set forth in the Original JV Agreement) as needed to expand the business.

1. Effective Date. The Effective Date of this Amendment shall be retroactive as of the Original Effective Date, with the same full force and effect of the Original Agreement.

2. Amended Defined Terms. The defined term “DEAC” shall be replaced with “Company” as referenced in the Original JV Agreement, and Prior Amendments, in the relation to WOD Retail Solutions Inc. f/k/a Elite Data Services Inc.

3. Amendment to Appendix A. Appendix A to the Original JV Agreement is hereby amended to reflect a statement of clarification of certain officer appointments and held positions in both Company and WODH during the term of the Agreement, which shall be added to Appendix A, described as follows:

“The Parties hereto agree and confirm that at no time during the term of this Agreement, unless a final closing has occurred in which Company comes the controlling Partner of WOD, shall an appointed officer of either Company or WODH hold the same or any officer position in both Company and WODH at the same time, in such a capacity which would trigger a “Common Control” relationship between the entities, as defined in relation to FASB Statement No. 141.”

4. Amendment to Section 1.1.3. Section 1.1.3 to the Original JV Agreement is hereby amended to reflect a correction to the referenced Appendix from “Appendix B” to Appendix “A” in that section.

5. Amendment to Section 1.2. Section 1.2 to the Original JV Agreement is hereby amended and restated in its entirety to reflect certain clarifications related to the control of the underlying entity used for the Joint Venture, described as follows:

“The business and affairs of the Joint Venture shall be conducted through the Colorado limited liability company named “WOD Market LLC” (the “WOD”). Prior to the execution of this Agreement, WOD was a wholly-owned subsidiary of WODH, pursuant to the Agreement and Plan of Reorganization (the “Reorg. Agreement”) dated March 7, 2017, in which Brenton Mix and Taryn Watson, collectively referred to as (the “Original Members”) in the WOD Definitive Agreement, and subsequent amendments, jointly and severally assigned and transferred one hundred percent (100%) of their collective ownership interest in WOD to WODH. Pursuant to the terms of this Agreement, the Partners are the new managers of WOD, as defined herein.”

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6. Amendment to Section 2.2 and Appendix B. Section 2.2 and paragraph (b) to Appendix B to the Original Agreement is hereby amended to reflect a change to Additional or Other Capital Contributions in which additional capital advances made by Company to WOD, as defined therein, shall be advanced to WOD first in the form of a series of loans, pursuant the terms of the Loan Agreement (the “Loan Agreement”), attached hereto and also referred in the Original JV Agreement as Exhibit I. The Loan Agreement shall establish for a period ending December 31, 2018, or on a date mutually agreed to by the Parties (the “Due Date”) a line of credit (the “Credit Line”) for WOD in the principal amount of Eight Million Dollars (USD $8,000,000) (the “Credit Limit”) secured by a collateral pledge of certain assets (the “Pledged Assets”) as described herein. In connection herewith, Borrower shall execute and deliver to Company a Convertible Note (the “Note”) in the amount of the Credit Limit, attached as Exhibit I-1 to the Loan Agreement, and a Guaranty Agreement (the “Guaranty”), attached as Exhibit I-2 to the Loan Agreement, satisfactory to Company. All sums advanced on the Credit Line, pursuant to the terms of this Loan Agreement shall become part of the principal amount of said Note. On the Due Date or on such earlier date upon which Company has provided to WOD advances under the Credit Line equal to not less than a total of Four Million Dollars (USD $4,000,000) in the aggregate, representing both the First Capital Threshold and Second Capital Threshold in Appendix B of the Original Agreement, Company shall have the right to convert into WOD Units the total outstanding principal balance of the Note issued by WOD to Company under the Loan Agreement, equal to a total of forty percent (40%) interest in the WOD, which when combined with the twenty percent (20%) interest in the WOD already held by the Company, the Company would own and hold a total of sixty percent (60%) in the aggregate representing a controlling interested in WOD, and thus effecting a consolidation of WOD’s operations under the Company.

7. Amendment to Appendix B. Appendix B to the Original JV Agreement pertaining to a condition of Company’s option (or right) to provide Additional Capital Contributions under the Loan Agreement, in exchange for a certain number of WOD Units for a certain number of shares of Series B Preferred Stock and Common Stock of Company, collectively referred to in the Original JV Agreement as (the “Equity Exchanges”), shall be amended and restated to reflect certain applicable changes as follows:

“On the Due Date (also referred to as the Second and Final Closing), if Company has made advance of not less than Four Million Dollars (USD $4,000,000) in the aggregate (the “Min. Advance Threshold”), pursuant to the terms of the Loan Agreement, Company shall have the right to convert the outstanding Principal Balance of the Note into WOD Units, equal to one WOD Unit for each Ten Thousand Dollars (USD $10,000) of advances made to WOD by Company under the Credit Line, in the form of a cancellation of the obligations of the Note in the exchange of WOD Units held by WODH for certain shares in Company equal to: (x) one (1) WOD Unit assigned and transferred to Company from WODH, for (y) two hundred fifty (250) shares of Series B Preferred Stock of Company, and twenty-five thousand (25,000) shares of Common Stock of Company, earmarked to WODH, from the total of all the New Company Shares held in Trust for the benefit of WODH, up to the Min. Advance Threshold.”

The Joint Venture Agreement contained other terms and conditions and customary provisions not referenced in the above description.

The foregoing description of the Amendment No. 1 to the Joint Venture Agreement is qualified in its entirety by reference to the Amendment No. 1 to the Joint Venture Agreement filed as Exhibit 10.99 to this report and incorporated herein by reference.

Line of Credit –$8,000,000 – Loan Agreement Exhibit A to Amendment No. 1 to the Joint Venture Agreement

On or about January 11, 2018, the Company (the “Lender”) and WOD Market LLC, a Colorado limited liability company (the “Borrower”), executed that certain Line of Credit Agreement (the “Loan Agreement”) for the establishment for a period ending December 31, 2018, or on a date mutually agreed to by the Parties (the “Due Date”) a line of credit (the “Credit Line”) for Borrower in the principal amount of Eight Million Dollars ($8,000,000.00) (the “Credit Limit”) as described therein. In connection herewith, Borrower also executed and delivered to Lender a Convertible Note (the “Note”) in the amount of the Credit Limit, attached hereto as Exhibit A thereto, satisfactory to Lender. All sums advanced on the Credit Line, pursuant to the terms of this Loan Agreement are to become part of the principal amount of said Note.

Pursuant to the terms of the Loan Agreement, Borrower may request for an advance (each an “Advance” and collectively referred to as the “Advances”) may be made from time to time by the Borrower; provided, however, that any requested Advance will not, when added to the outstanding principal balance of all previous Advances, exceed the Credit Limit. Requests for Advances must be made in writing by such officer of Borrower authorized by it to request such Advances.

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The Note bears no interest and is convertible into certain number of units of membership interest of Borrower on the Due Date.

On December 31, 2018 or on a date mutually agreed to by the Borrower and Holder (the “Due Date”), (i) the entire Principal Amount shall be due and payable in full, and (ii) the Note will convert into fully paid and nonassessable units (“Unit” or “Units”) of membership interest, no par value, of the Borrower (“Membership Interest”), representing one (1) Unit for every Ten Thousand U.S. Dollars (USD $10,000.00) of outstanding Principal Amount on the date of conversion, pursuant to the terms of the Loan Agreement.

The Loan Agreement contained other terms and conditions and customary provisions not referenced in the above description.

The foregoing description of the Loan Agreement is qualified in its entirety by reference to the Loan Agreement filed as Exhibit 11.00 to this report and incorporated herein by reference.

Amendment No. 1. to Voting Trust Agreement

On or about January 8, 2018, the Company, Eliers Law Group, P.A., a Florida corporation (the “Voting Trustee”), and WOD Holdings Inc., a Delaware corporation (“WODH”) executed Amendment No. 1 to the Voting Trust Agreement (the “Trust Amendment”), in which the parties agreed to amend certain terms of the original Voting Trust Agreement (the “Original Trust Agreement”), as follows:

1. Effective Date. The Effective Date of this Amendment shall be retroactive as of the Original Effective Date, with the same full force and effect of the Original Trust Agreement.

2. Amendment to Section 1 of the Original Trust Agreement. The second paragraph of Section 1 (Deposit) to the Original Trust Agreement is amended and restated as follows:

“Pursuant to the terms of that certain Definitive Agreement (the “Definitive Agreement”), dated August 26, 2016, as amended, attached hereto as Exhibit D, and Amendment No. 2 to the Definitive Agreement (the “Amendment No. 2”), dated February 24, 2017, attached hereto as Exhibit E, and Amendment No. 3 to the Definitive Agreement (the “Amendment No. 3”), dated January 8, 2018, attached hereto as Exhibit F, by and between the Company and WOD Holdings Inc., a Delaware corporation (“WODH”), the Company has agreed to issue to and deposit with the Voting Trustee a certain amount of Shares equal to a total of 250,000 shares of Series B Preferred Stock, and 25,000,000 shares of Common Stock, respectively, after the completion by the Company of a reverse split of up to 1:10,000 of its Common Stock, as referenced in the execution of an assignment, in the form of Exhibit A attached hereto, to be held in the Voting Trust for the benefit of WODH (also referred to herein as a “Stockholder”), pursuant to certain terms of the Definitive Agreement, as amended, Amendment No. 2, and Amendment No. 3, and in accordance with the terms of this Agreement.”

3. Amendment to Trust Certificate No. 001 of Exhibit B to the Original Trust Agreement. Trust Certificate No. 001 of Exhibit B to the Original Agreement is hereby replaced in its entirety, as set forth in the amended and restated Certificate No. 001, attached hereto as Exhibit B.

The Trust Amendment contained other terms and conditions and customary provisions not referenced in the above description.

The foregoing description of the Trust Amendment is qualified in its entirety by reference to the Trust Amendment filed as Exhibit 11.01 to this report and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures under Item 1.01 are incorporated herein by reference. Pursuant to the Amendment No. 3, the JV Amendment and the Trust Amendment, as applicable, all dated on January 8, 2018, the Company agreed to amend the original issuance of securities into Trust, for the benefit of WOD Holdings Inc. (the “WODH”) only, pursuant to the terms of the Trust Amendment, was modified to reflect a change from a total of 199,000 shares of Series B Preferred Stock, and 19,801,000 shares of Common Stock, respectively, after the completion by the Company of a reverse split of 1:1000 of its Common Stock of the Company, to a total of 250,000 shares of Series B Preferred Stock, and 25,000,000 shares of Common Stock, respectively, after the completion by the Company of a reverse split of 1:3000 of its Common Stock of the Company. No other prior issuances of securities as set forth in the original Voting Trust Agreement (the “Original Trust Agreement”) were changed.

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We claim an exemption from registration for the information provided herein to Section 4(2) and/or Regulation D of the Securities Act of 1933, as amended (the “ Securities Act “). The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The foregoing description of the Amendment No. 3, JV Amendment and/or Trust Amendment are qualified in its entirety by reference to the Amendment No. 3, JV Amendment and/or Trust Amendment filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4, respectively, to this report and incorporated herein by reference.

Item 9.01 Financials Statements and Exhibits.

Those exhibits marked with an asterisk (*) refer to exhibits filed herewith. The other exhibits are incorporated herein by reference, as indicated in the following list.

Exhibit Number	Description

10.1*

Amendment No. 3 to the Definitive Agreement dated January 8, 2018 by and between Elite Data Services, Inc. and WOD MARKET LLC, a Colorado limited liability company, and WOD Holdings Inc., a Delaware corporation.

10.2*

Amendment No. 1 to Joint Venture Agreement dated January 8, 2018 by and between Elite Data Services, Inc. and WOD MARKET LLC, a Colorado limited liability company, and WOD Holdings Inc., a Delaware corporation.

10.3*	Loan Agreement dated January 8, 2018 by and between Elite Data Services, Inc. and WOD MARKET LLC, a Colorado limited liability company.
10.4*	Amendment No. 1 to Voting Trust Agreement dated January 8, 2018 by and between Elite Data Services, Inc., Eliers Law Group, P.A., a Florida corporation, and WOD Holdings Inc., a Delaware corporation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELITE DATA SERVICES, INC.

Dated: January 16, 2018	By:	/s/ Brenton Mix
Brenton Mix
Chief Executive Officer

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